UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2010

Community Valley Bancorp

(Exact name of registrant as specified in its charter)

California	0-51678	68-0479553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 E. Lassen Avenue, Chico, California	95973
(Address of principal executive offices)	(Zip Code)

(530) 899-2344

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

In the Company’s 8-K filed with the Commission on August 25, 2010 under Item 8.01, it was reported that:

As of August 20, 2010: (i) the Company’s primary assets, excluding its investment in the Bank and its investment in Community Valley Bancorp Trust II, which investments are expected to be written off completely, consisted primarily of cash and cash equivalents of approximately $539,000 and an investment in Butte Community Insurance Agency, LLC and (ii) the Company’s principal liabilities are $8.0 million of principal and accrued interest on the Debentures issued to the Trust and $1.0 million for an ESOP loan obligation.   As noted in Item 1.03 — Bankruptcy and Receivership, which is incorporated herein, the Company has ceased operations and will be considering whether to file a petition in Bankruptcy Court.

The amendment is to correct an error that the ESOP loan is an obligation of the Company, it is not an obligation of the Company.  The correct wording of Item 8.01 is as follows:

As of August 20, 2010: (i) the Company’s primary assets, excluding its investment in the Bank and its investment in Community Valley Bancorp Trust II, which investments are expected to be written off completely, consisted primarily of cash and cash equivalents of approximately $539,000 and an investment in Butte Community Insurance Agency, LLC and (ii) the Company’s principal liabilities are $8.0 million of principal and accrued interest on the Debentures issued to the Trust.   As noted in Item 1.03 — Bankruptcy and Receivership, which is incorporated herein, the Company has ceased operations and will be considering whether to file a petition in Bankruptcy Court.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits hereto, may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward-looking statements include, but are not limited to, the effect of interest rate and currency exchange fluctuations; competition in the financial services market for both deposits and loans; the effect of regulatory and legislative action; regional and general economic conditions; and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in Community Valley Bancorp’s previous SEC filings.  Community Valley Bancorp assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Community Valley Bancorp

Date:	August 27, 2010	By:	/s/ John F. Coger
John F. Coger
President
Chief Executive Officer